INTERCAPITAL INCOME SECURITIES INC.                     Two World Trade Center,
LETTER TO THE SHAREHOLDERS September 30, 1996           New York, New York 10048

DEAR SHAREHOLDER:

The fiscal year ended September 30, 1996, was volatile for the fixed-income markets. Through the end of 1995 and into early 1996, interest rates moved dramatically lower as the economy appeared to weaken and inflation remained benign. A 25 basis point reduction in the federal-funds rate in December and January, along with high expectations for a balanced budget, also contributed to the decline. However, beginning in mid-February, economic reports, most notably those regarding labor, showed signs of renewed strength. This prompted the market to discount any further easing of interest rates by the Federal Reserve Board and, at times, to predict and to factor in a tighter monetary policy. As a result, the fixed-income rally, which in just over four months drove interest rates on thirty-year Treasuries down one-half of one percentage point and interest rates on two-year Treasuries down one percentage point, came to an end. Yields began to rise and retrace their previous descent, at times reaching 7 percent on ten-year Treasuries and 7.15 percent on thirty-year Treasuries. Ultimately, however, in September, when the Federal Reserve did not take action, some of the upward pressure on interest rates abated. The month ended with Treasury yields 25 to 50 basis points higher than they had been twelve months earlier. On September 30, 1996, two-year Treasuries yielded 6.09 percent, ten-year Treasuries 6.70 percent and thirty-year Treasuries 6.92 percent.

Beginning in June 1996, various monthly economic reports portrayed alternating pictures of an economy that was overheating and one in which consumer demand was weakening. The market's nervousness about the Federal Reserve's response to this uncertain environment caused interest rates to swing by as much as 40 basis points from month to month. However, despite this volatility, interest rates were virtually unchanged on September 30, 1996 from where they had been on June 30.

INTERCAPITAL INCOME SECURITIES INC.

PERFORMANCE AND PORTFOLIO

For the twelve-month period ended September 30, 1996, InterCapital Income Securities Inc. provided a total return of 5.27 percent, based on its net asset value of $17.42 per share. Based on its closing market price of $15.875 per share on the New York Stock Exchange, the Fund's total return for the fiscal year was 6.39 percent. During the same period, the Lehman Brothers Government Corporate Bond Index returned 4.50 percent. U.S. Government securities, as represented by the Lehman Brothers Government Bond Index, returned 4.42 percent, while corporate bonds, as measured by the Lehman Brothers Corporate Bond Index, returned 4.75 percent. The Fund distributed income dividends totaling $1.38 per share during the twelve-month period.

The extreme rise in interest rates in the beginning of the calendar year hindered the Fund's performance. However, the impact of this broader economic development was offset by the Fund's heavy weighting in corporate bonds (nearly 95% of the portfolio on September 30, 1996), which generally outperformed Treasuries during the period. In addition, several of the Fund's corporate holdings provided superior returns, and a number were upgraded by Standard & Poor's or Moody's, including Phillips Petroleum Co. and Columbia/HCA HealthCare Corp. Prices for other issues also rose dramatically in response to announced sales or mergers with equal or stronger partners, including Cleveland Electric Illuminating Co. and Diamond Shamrock Corp. The debt of another issuer, Weirton Steel Corp., was tendered at a price substantially above its year-end market valuation. The Fund's emphasis on BBB-rated corporate bonds and their high-income stream has served the portfolio well throughout the volatile interest rate environment of the past several months. Holding corporate bonds with longer final maturities has especially benefitted the Fund, as corporate spreads over Treasuries have narrowed in recent months, due to a limited supply of new corporate debt securities and the improved credit ratings of many corporate issuers.

During the first six months of the period under review, 15 percent of the portfolio's positions, generating nearly $32 million in proceeds, were called. However, in the following six months call activity declined to only $8.6 million, with high-coupon maturities generating just $4 million for reinvestment. On September 30, 1996, slightly more than 12 percent of the Fund's investable assets was scheduled to come due over the following twelve months, and just less than 57 percent had maturities of more than ten years.

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO STRUCTURE AND STRATEGY

Throughout the period under review, the Fund focused on creating a portfolio structured to provide a steady stream of high income. After several years of reducing the monthly dividend, due to a heavy loss of income resulting from called and maturing high-coupon securities, we restructured the portfolio to stabilize the $0.11 per share monthly dividend that we initiated in April. However, the Fund's dividend is not fixed and is subject to change. We reduced the Fund's Treasury holdings in favor of investment-grade corporate bonds with attractive yields and call protection of at least five years. In many cases, yields on new purchases were well in excess of 8 percent. Among the new positions added to the portfolio were News America Holdings, Inc., Time Warner Entertainment Co., May Department Stores Co., General Motors Corp., Columbia Gas System, Inc. and Lyondell Petrochemical. The greatest percentage increase in asset allocation was to industrials, and we began to favor electric and gas utilities over telephone holdings. In addition, we emphasized issues with final maturities of at least twenty years selling below their earliest call prices, due to their high absolute yields.

On September 30, 1996, the Fund's net assets exceeded $210 million. Corporate bonds comprised 94 percent of the portfolio, U.S. government bonds represented 5 percent and the remaining 1 percent was invested in money markets. At the end of the period under review, the Fund's average maturity was 23.30 years and the average duration was 7.76 years. (Duration measures a bond fund's sensitivity to interest-rate moves. A fund's duration, when multiplied by the percentage-point rise or fall in interest rates, provides a rough estimate of the probable resulting percentage change to a fund's principal.) The portfolio was diversified among 57 issues with an average coupon of 8.84 percent and an average rating of BBB.

LOOKING AHEAD

Although the economy is no longer growing at the robust (nearly 5 percent) pace of the second quarter of 1996, signs of continued strength remain, including a strong labor market with accompanying wage increases (most notably in the service sector), relatively high auto sales, a firm housing market, steady oil prices around $25 a barrel and prices that are beginning to strengthen at the producer level. Given this environment, we cannot rule out the prospect of rising inflation, if only at moderate levels, sometime over the next six months. The probability that the Federal Reserve may tighten policy in response to such a scenario is no longer reflected in current interest-rate levels. Accordingly, it is likely that we may position the Fund somewhat more defensively.

INTERCAPITAL INCOME SECURITIES INC.

We would like to remind you that the directors have approved a procedure whereby the Fund, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 106,700 shares of the Fund were purchased on the New York Stock Exchange over the twelve-month period ended September 30, 1996.

We appreciate your support of InterCapital Income Securities Inc. and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS September 30, 1996

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS (91.3%)
              Airlines (2.6%)
 $ 5,000      Delta Air Lines, Inc. ..................................................     9.30 %    01/02/10     $  5,479,450
                                                                                                                    ----------
              Automobiles (2.4%)
   5,000      General Motors Corp. ...................................................     8.10      06/15/24        5,003,350
                                                                                                                    ----------
              Automotive - Finance (0.5%)
   1,000      Ford Capital BV (Netherlands)...........................................     9.50      07/01/01        1,099,980
                                                                                                                    ----------
              Banks (3.4%)
   6,000      Continental Bank N.A. ..................................................    12.50      04/01/01        7,278,060
                                                                                                                    ----------
              Brokerage (1.8%)
   2,000      Morgan Stanley Group, Inc. .............................................     7.50      02/01/24        1,865,960
   2,000      Paine Webber Group, Inc. ...............................................     7.625     02/15/14        1,890,320
                                                                                                                    ----------
                                                                                                                     3,756,280
                                                                                                                    ----------
              Cable & Telecommunications (7.8%)
   6,000      News America Holdings, Inc. ............................................     7.70      10/30/25        5,606,460
   5,100      Tele-Communications, Inc. ..............................................     9.25      01/15/23        4,941,798
   6,000      Time Warner Entertainment Co. ..........................................     8.375     07/15/33        5,802,240
                                                                                                                    ----------
                                                                                                                    16,350,498
                                                                                                                    ----------
              Canadian Government (3.2%)
   7,000      Quebec (Province of)....................................................     7.50      07/15/23        6,709,780
                                                                                                                    ----------
              Computer Equipment (0.5%)
   1,000      Unisys Corp. ...........................................................    15.00      07/01/97        1,052,500
                                                                                                                    ----------
              Defense (2.6%)
   5,000      Northrop Grumman Corp. .................................................     9.375     10/15/24        5,480,550
                                                                                                                    ----------
              Financial (1.4%)
   3,000      Conseco, Inc. ..........................................................     8.125     02/15/03        3,080,190
                                                                                                                    ----------
              Food Processing (1.4%)
   3,000      Borden, Inc.............................................................     9.20      03/15/21        2,894,970
                                                                                                                    ----------
              Gas Transmission (4.0%)
   5,000      Columbia Gas System, Inc. ..............................................     7.62      11/28/25        4,709,950
   1,000      Panhandle Eastern Corp. ................................................     8.625     04/15/25        1,038,400
   3,100      Tennessee Gas Pipeline Co. .............................................     6.00      12/15/11        2,704,378
                                                                                                                    ----------
                                                                                                                     8,452,728
                                                                                                                    ----------
              Health & Personal Care (1.5%)
   3,500      Columbia/HCA Healthcare Corp. ..........................................     7.05      12/01/27        3,242,890
                                                                                                                    ----------
              Leisure Time/Equipment (1.3%)
   3,000      Brunswick Corp. ........................................................     7.375     09/01/23        2,830,830
                                                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Manufacturing (1.6%)
 $ 3,400      Westinghouse Electric Corp. ............................................     8.625%    08/01/12     $  3,281,136
                                                                                                                    ----------
              Metals & Mining (4.9%)
   4,000      Cyprus Amax Minerals Co. ...............................................     8.375     02/01/23        3,958,560
   6,000      Inco, Ltd. (Canada).....................................................     9.60      06/15/22        6,374,460
                                                                                                                    ----------
                                                                                                                    10,333,020
                                                                                                                    ----------
              Oil & Gas Products (2.2%)
   5,000      Lyondell Petrochemical Co. .............................................     7.55      02/15/26        4,691,700
                                                                                                                    ----------
              Oil Refineries (1.6%)
   3,500      Diamond Shamrock Corp. .................................................     8.00      04/01/23        3,344,320
                                                                                                                    ----------
              Oil Related (6.1%)
   2,500      Citgo Petroleum Corp. ..................................................     7.875     05/15/06        2,506,825
   5,200      Lasmo (USA), Inc. ......................................................     8.375     06/01/23        5,206,188
   5,000      Phillips Petroleum Co. .................................................     8.49      01/01/23        5,118,200
                                                                                                                    ----------
                                                                                                                    12,831,213
                                                                                                                    ----------
              Paper & Forest Products (4.2%)
   2,500      Champion International Corp. ...........................................     7.35      11/01/25        2,308,975
   6,000      Georgia Pacific Co. ....................................................     9.625     03/15/22        6,500,640
                                                                                                                    ----------
                                                                                                                     8,809,615
                                                                                                                    ----------
              Retail (5.0%)
   2,800      Dayton Hudson Corp. ....................................................     8.50      12/01/22        2,852,276
   2,350      Kmart Corp. ............................................................    13.50      01/01/09        2,444,000
   2,500      Kmart Corp. ............................................................     9.35      01/02/20        2,112,500
   3,000      May Department Stores Co. ..............................................     8.30      07/15/26        3,059,010
                                                                                                                    ----------
                                                                                                                    10,467,786
                                                                                                                    ----------
              Steel (0.3%)
     590      Weirton Steel Corp. ....................................................    10.875     10/15/99          615,075
                                                                                                                    ----------
              Telecommunications (3.5%)
   7,000      AT&T Corp. .............................................................     8.625     12/01/31        7,363,510
                                                                                                                    ----------
              Telephones (1.0%)
   2,000      Pacific Bell............................................................     8.50      08/15/31        2,039,940
                                                                                                                    ----------
              Tobacco (1.4%)
   2,975      RJR Nabisco, Inc. ......................................................     8.75      08/15/05        2,901,101
                                                                                                                    ----------
              Transportation (2.3%)
   4,975      Union Pacific Corp. ....................................................     7.875     02/01/23        4,815,253
                                                                                                                    ----------
              Utilities - Electric (21.8%)
   1,000      Cleveland Electric Illuminating Co. (Series B)..........................     9.50      05/15/05        1,031,310
   4,000      Cleveland Electric Illuminating Co. (Series E)..........................     9.00      07/01/23        3,835,080
   4,325      Commonwealth Edison Co. ................................................     8.875     10/01/21        4,378,587

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
 $ 2,000      CTC Mansfield Funding Corp. ............................................    11.125%    09/30/16     $  2,115,000
   3,500      Long Island Lighting Co. ...............................................     9.75      05/01/21        3,473,750
   3,500      Long Island Lighting Co. ...............................................     9.625     07/01/24        3,473,750
   2,000      Louisiana Power & Light Co. ............................................     8.75      03/01/26        2,003,520
   2,000      Louisiana Power & Light Co. (Series A)..................................    10.67      01/02/17        2,142,680
   1,000      Louisiana Power & Light Co. (Series C)..................................    10.67      01/02/17        1,072,330
   2,000      Niagara Mohawk Power Corp. .............................................     9.50      03/01/21        1,931,480
   4,000      Niagara Mohawk Power Corp. .............................................     8.75      04/01/22        3,688,120
   3,500      San Diego Gas & Electric Co. ...........................................     9.625     04/15/20        3,848,635
   3,000      Southern California Edison Co. .........................................     8.875     06/01/24        3,127,710
   5,250      Texas Utilities Electric Co. ...........................................     8.75      11/01/23        5,443,410
   4,300      United Illuminating Co. ................................................    10.24      01/02/20        4,386,000
                                                                                                                    ----------
                                                                                                                    45,951,362
                                                                                                                    ----------
              Utilities - Gas (1.0%)
   2,000      Southern California Gas Co. ............................................     8.75      10/01/21        2,102,526
                                                                                                                    ----------
              TOTAL CORPORATE BONDS
              (Identified Cost $192,699,436).................................................................      192,259,613
                                                                                                                    ----------
              U.S. GOVERNMENT OBLIGATIONS (4.9%)
   3,600      U.S. Treasury Bond......................................................     7.25      05/15/16        3,678,048
   4,500      U.S. Treasury Note......................................................     8.50      05/15/97        4,578,930
   2,000      U.S. Treasury Note......................................................     7.875     01/15/98        2,047,460
                                                                                                                    ----------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
              (Identified Cost $10,545,140)..................................................................       10,304,438
                                                                                                                    ----------
              SHORT-TERM INVESTMENT (0.9%)
              REPURCHASE AGREEMENT
   1,883      The Bank of New York (dated 09/30/96; proceeds $1,883,445;
               collateralized by $1,596,679 U.S. Treasury Bond 8.75% due 11/15/08
               valued at $1,821,461 and $68,736 U.S. Treasury Bond 12.75% due 11/15/10
               valued at $99,386) (Identified Cost $1,883,183)........................     5.00      10/01/96        1,883,183
                                                                                                                    ----------
              TOTAL INVESTMENTS
              (Identified Cost $205,127,759) (a).....................................................   97.1%      204,447,234
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................................   2.9        6,227,804
                                                                                                         ----       ----------
              NET ASSETS.............................................................................  100.0%     $210,675,038
                                                                                                         ====       ==========

---------------------
 *  Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $205,389,682. The aggregate gross unrealized appreciation is $4,577,802 and the aggregate gross unrealized depreciation is $5,520,250, resulting in net unrealized depreciation of $942,448.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996
ASSETS:
Investments in securities, at value
 (identified cost $205,127,759).......................................    $204,447,234
Cash..................................................................             220
Receivable for:
    Investments sold..................................................      12,325,099
    Interest..........................................................       5,069,092
Prepaid expenses and other assets.....................................          11,806
                                                                            ----------
    TOTAL ASSETS......................................................     221,853,451
                                                                            ----------
LIABILITIES:
Payable for:
    Investments purchased.............................................      10,948,145
    Investment management fee.........................................          88,268
Accrued expenses and other payables...................................         142,000
                                                                            ----------
    TOTAL LIABILITIES.................................................      11,178,413
                                                                            ----------
NET ASSETS:
Paid-in-capital.......................................................     237,915,309
Net unrealized depreciation...........................................        (680,525)
Distribution in excess of net investment income.......................         (49,008)
Accumulated net realized loss.........................................     (26,510,738)
                                                                            ----------
    NET ASSETS........................................................    $210,675,038
                                                                            ==========

NET ASSET VALUE PER SHARE
 12,093,818 shares outstanding
 (unlimited shares authorized of $.01 par value)......................          $17.42
                                                                                 =====

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

STATEMENT OF OPERATIONS
For the year ended September 30, 1996
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $18,553,904
                                                                             ---------
EXPENSES
Investment management fee..............................................      1,075,055
Transfer agent fees and expenses.......................................        162,032
Professional fees......................................................         43,164
Shareholder reports and notices........................................         34,564
Custodian fees.........................................................         28,200
Registration fees......................................................         18,546
Directors' fees and expenses...........................................         13,850
Other..................................................................         10,122
                                                                             ---------
    TOTAL EXPENSES.....................................................      1,385,533
                                                                             ---------
    NET INVESTMENT INCOME..............................................     17,168,371
                                                                             ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain......................................................        196,014
Net change in unrealized depreciation..................................     (8,121,879)
                                                                             ---------
    NET LOSS...........................................................     (7,925,865)
                                                                             ---------
NET INCREASE...........................................................    $ 9,242,506
                                                                             =========


        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR           FOR THE YEAR
                                                           ENDED                  ENDED
                                                     SEPTEMBER 30, 1996     SEPTEMBER 30, 1995
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................       $ 17,168,371           $ 18,478,545
Net realized gain (loss).........................            196,014             (7,028,971)
Net change in unrealized
 appreciation/depreciation.......................         (8,121,879)            20,218,112
                                                        ------------           ------------
    NET INCREASE.................................          9,242,506             31,667,686
                                                        ------------           ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................        (13,912,704)           (18,124,479)
Paid-in-capital..................................         (2,886,612)              (176,298)
                                                        ------------           ------------
    TOTAL........................................        (16,799,316)           (18,300,777)
                                                        ------------           ------------
Net decrease from capital stock transactions.....         (1,660,563)             --
                                                        ------------           ------------
    TOTAL INCREASE (DECREASE)....................         (9,217,373)            13,366,909
NET ASSETS:
Beginning of period..............................        219,892,411            206,525,502
                                                        ------------           ------------
    END OF PERIOD
    (Including distributions in excess of net
    investment income of $49,008 and $50,978,
    respectively)................................       $210,675,038           $219,892,411
                                                        ============           ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS September 30, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors; (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income is recognized on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required.

INTERCAPITAL INCOME SECURITIES INC.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly average net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $189,861,127 and $192,879,246, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $46,347,220 and $58,774,273, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At September 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $16,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors/Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1996 included in Directors' fees and expenses in the Statement of Operations amounted to $708. At September 30, 1996, the Fund had an accrued pension liability of $49,007 which is included in accrued expenses in the Statement of Assets and Liabilities.

INTERCAPITAL INCOME SECURITIES INC.

4. CAPITAL STOCK

                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                          PAR VALUE     EXCESS OF
                                                                              SHARES      OF SHARES     PAR VALUE
                                                                            ----------    ---------    ------------
Balance, September 30, 1994..............................................   12,200,518    $ 122,003    $242,163,879
Reclassification due to permanent book/tax differences...................           --           --         352,900
Distribution from paid-in-capital........................................           --           --        (176,298)
                                                                            ----------     --------    ------------
Balance, September 30, 1995..............................................   12,200,518      122,003     242,340,481
Treasury shares purchased and retired (weighted average discount
  9.96%)*................................................................     (106,700)      (1,067)     (1,659,496)
                                                                            ----------     --------    ------------
Balance, September 30, 1996..............................................   12,093,818    $ 120,936    $240,680,985
                                                                            ==========     ========    ============

---------------------
* The Directors have voted to retire the shares purchased.

5. DIVIDENDS

On September 24, 1996, the Fund declared the following dividends from net investment income:

  AMOUNT           RECORD               PAYABLE
PER SHARE           DATE                  DATE
----------    -----------------    ------------------
  $0.11        October 4, 1996      October 18, 1996
  $0.11       November 8, 1996     November 22, 1996
  $0.11       December 6, 1996     December 20, 1996

6. FEDERAL INCOME TAX STATUS

At September 30, 1996, the Fund had a net capital loss carryover of approximately $25,881,000, to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

                     AMOUNTS IN THOUSANDS
--------------------------------------------------------------
1998       1999       2000       2003       2004       TOTAL
-----    --------    -------    -------    -------    --------
$782     $13,382     $2,370     $6,713     $2,634     $25,881
====     =======     ======     ======     ======     =======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $368,000, during fiscal year 1996. As of September 30, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency losses. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1996, distributions in excess of net investment income was charged and accumulated net realized loss was credited $3,253,697.

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                  FOR THE YEAR ENDED SEPTEMBER 30*
                                                                   ---------------------------------------------------------------
                                                                      1996          1995         1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................       $ 18.02       $16.93      $ 19.11      $ 18.72       $18.03
                                                                       ------        -----       ------       ------        -----
Net investment income..........................................          1.41         1.51         1.62         1.69         1.79
Net realized and unrealized gain (loss)........................         (0.64)        1.08        (2.18)        0.38         0.79
                                                                       ------        -----       ------       ------        -----
Total from investment operations...............................          0.77         2.59        (0.56)        2.07         2.58
                                                                       ------        -----       ------       ------        -----
Less dividends and distributions from:
   Net investment income.......................................         (1.14)       (1.49)       (1.62)       (1.68)       (1.89)
   Paid-in-capital.............................................         (0.24)       (0.01)          --           --           --
                                                                       ------        -----       ------       ------        -----
Total dividends and distributions..............................         (1.38)       (1.50)       (1.62)       (1.68)       (1.89)
                                                                       ------        -----       ------       ------        -----
Anti-dilutive effect of acquiring treasury shares..............          0.01           --           --           --           --
                                                                       ------        -----       ------       ------        -----
Net asset value, end of period.................................       $ 17.42       $18.02      $ 16.93      $ 19.11       $18.72
                                                                       ======        =====       ======       ======        =====
Market value, end of period....................................       $15.875       $16.25      $16.875      $21.375       $22.25
                                                                       ======        =====       ======       ======        =====
TOTAL INVESTMENT RETURN+.......................................          6.39%        5.24%      (14.12)%       2.97%       19.91%
RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................................          0.65%        0.69%        0.68%        0.66%        0.69%
Net investment income..........................................          8.03%        8.75%        9.02%        9.04%        9.69%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........................      $210,675     $219,892     $206,526     $233,103     $228,424
Portfolio turnover rate........................................            88%          50%          82%          85%          61%

---------------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF INTERCAPITAL INCOME SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Income Securities Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1996

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048


INTERCAPITAL
INCOME
SECURITIES
INC.

ANNUAL REPORT
SEPTEMBER 30, 1996